UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06730

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2009

Date of reporting period: July 31, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Large Cap Growth Fund

July 31, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

September 8, 2009

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Large Cap Growth Fund (the “Fund”) for the annual period ended July 31, 2009.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in equity securities of a limited number of large, carefully selected, high-quality US companies. AllianceBernstein L.P. (the “Adviser”) tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, ‘large capitalization companies’ are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. The Adviser expects that normally the Fund will tend to emphasize investments in securities issued by US companies, although it may invest in foreign securities. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies. Normally, the Fund invests in about 50-70 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund’s net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 1000 Growth Index, for the six- and 12-month periods ended July 31, 2009.

The Fund’s Class A shares without sales charges outperformed the benchmark for the 12-month period ended July 31, 2009. Both the Fund and the benchmark posted negative returns for the period. The Fund’s performance includes a positive impact from the Enron class action settlement the Fund received in December 2008. The Fund’s outperformance was aided substantially by this settlement. Relative performance for the period was helped primarily by the Fund’s health care holdings. Outperformance in the sector was attributable to stronger stock selection, as five health care stocks were among the Fund’s largest contributors to attribution at the individual-stock level, along with a significant overweight in the sector.

The Fund’s Class A shares without sales charges underperformed the benchmark for the six-month period due to sector allocation and weaker relative stock selection. The largest contributor to relative performance came from the financials sector due to a significant overweight in the sector coupled with strong stock selection as three financial holdings were top individual contributors. The large contribution from the financials sector was not enough to offset the

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	1

detraction of performance from the consumer discretionary and information technology sectors. In the consumer discretionary sector, the Fund lagged the benchmark due to weaker stock selection. In information technology, stock selection was positive for the six-month period as large holdings in the Fund outperformed, but the Fund’s underweight in the sector hurt relative performance. In both sectors, securities not held were the largest component of underperformance. There was no impact from leverage for the six- or 12-month period ended July 31, 2009.

Market Review and Investment Strategy

At the broad market level, the recent economic environment continued to look difficult for the annual period ended July 31, 2009. Growth stocks generally have shown greater resilience relative to value stocks in challenging economic periods. Yet, in terms of aggregate valuations, growth stocks are still selling at one of the lowest levels relative to the overall market on record.

Recent outperformance by companies with smaller market capitalizations and riskier balance sheets, in effect, lowered the premium to own the larger, more stable companies Fund’s US Large Cap Growth Investment Team (the “Team”) favors. This provides further opportunity to invest in companies the Team believes are likely to be among the earliest and strongest beneficiaries in a recovery.

2	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1,000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Large Cap Growth Fund†
Class A	23.72%	-5.73%

Class B*	23.14%	-6.50%

Class C	23.19%	-6.47%

Advisor Class**	23.87%	-5.45%

Class R**	23.62%	-5.75%

Class K**	23.84%	-5.47%

Class I**	23.97%	-5.16%

Russell 1000 Growth Index	25.49%	-17.57%

†       Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six- and 12-month periods ended July 31, 2009, by 0.04% and 16.15%, respectively.

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

7/31/99 TO 7/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Large Cap Growth Fund Class A shares (from 7/31/99 to 7/31/09) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-5.73%	-9.73%
5 Years	3.06%	2.17%
10 Years	-3.95%	-4.36%

Class B Shares
1 Year	-6.50%	-10.24%
5 Years	2.26%	2.26%
10 Years(a)	-4.52%	-4.52%

Class C Shares
1 Year	-6.47%	-7.40%
5 Years	2.32%	2.32%
10 Years	-4.65%	-4.65%

Advisor Class Shares†
1 Year	-5.45%	-5.45%
5 Years	3.38%	3.38%
10 Years	-3.65%	-3.65%

Class R Shares†
1 Year	-5.75%	-5.75%
5 Years	3.00%	3.00%
Since Inception*	2.24%	2.24%

Class K Shares†
1 Year	-5.47%	-5.47%
Since Inception*	1.91%	1.91%

Class I Shares†
1 Year	-5.16%	-5.16%
Since Inception*	2.31%	2.31%

The Fund’s current prospectus fee table shows the Fund’s total annual expense ratios as 1.63%, 2.46%, 2.38%, 1.33%, 1.59%, 1.28% and 0.93% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed above.

See Historical Performance Disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2009)
SEC Returns

Class A Shares
1 Year	-19.33%
5 Years	-0.86%
10 Years	-5.45%

Class B Shares
1 Year	-19.82%
5 Years	-0.78%
10 Years(a)	-5.60%

Class C Shares
1 Year	-17.24%
5 Years	-0.73%
10 Years	-5.72%

Advisor Class Shares†
1 Year	-15.49%
5 Years	0.32%
10 Years	-4.75%

Class R Shares†
1 Year	-15.76%
5 Years	-0.05%
Since Inception*	0.82%

Class K Shares†
1 Year	-15.49%
Since Inception*	0.05%

Class I Shares†
1 Year	-15.20%
Since Inception*	0.44%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed above.

See Historical Performance Disclosures on page 3.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2009		Ending Account Value July 31, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,237.25	$1,017.70	$7.93	$7.15
Class B	$1,000	$1,000	$1,231.40	$1,013.49	$12.61	$11.38
Class C	$1,000	$1,000	$1,231.85	$1,013.93	$12.12	$10.94
Advisor Class	$1,000	$1,000	$1,238.73	$1,019.24	$6.22	$5.61
Class R	$1,000	$1,000	$1,236.22	$1,017.11	$8.59	$7.75
Class K	$1,000	$1,000	$1,238.36	$1,018.65	$6.88	$6.21
Class I	$1,000	$1,000	$1,239.67	$1,020.33	$5.00	$4.51

*	Expenses are equal to the classes’ annualized expense ratios of 1.43%, 2.28%, 2.19%, 1.12%, 1.55%, 1.24% and 0.90%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Fund Expenses

PORTFOLIO SUMMARY

July 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,707.7

TEN LARGEST HOLDINGS**

July 31, 2009 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Apple, Inc.	$110,851,128	6.5%
Google, Inc. – Class A	102,592,658	6.0
The Goldman Sachs Group, Inc.	95,318,210	5.6
JP Morgan Chase & Co.	89,536,590	5.2
Gilead Sciences, Inc.	77,168,726	4.5
Hewlett-Packard Co.	71,743,770	4.2
QUALCOMM, Inc.	69,259,548	4.1
Schlumberger Ltd.	67,794,665	4.0
Intel Corp.	63,226,625	3.7
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	54,417,468	3.2
	$801,909,388	47.0%

*	All data are as of July 31, 2009. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

July 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.1%
Technology – 29.9%
Communications Technology – 6.5%
Cisco Systems, Inc.(a)	1,643,800	$36,180,038
QUALCOMM, Inc.	1,498,800	69,259,548
Research In Motion Ltd.(a)	81,700	6,209,200

		111,648,786

Computer Services Software & Systems – 6.0%
Google, Inc. – Class A(a)	231,560	102,592,658

Computer Technology – 11.8%
Apple, Inc.(a)	678,445	110,851,128
EMC Corp.(a)	1,245,200	18,752,712
Hewlett-Packard Co.	1,656,900	71,743,770

		201,347,610

Semiconductors & Component – 5.6%
Altera Corp.	855,600	15,991,164
Intel Corp.	3,284,500	63,226,625
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored ADR)	1,542,070	16,145,478

		95,363,267

		510,952,321

Financial Services – 16.2%
Asset Management & Custodian – 0.7%
Franklin Resources, Inc.	89,193	7,909,635
Janus Capital Group, Inc.	218,300	2,981,978

		10,891,613

Diversified Financial Services – 12.7%
The Blackstone Group LP	1,825,600	20,556,256
Credit Suisse Group AG (Sponsored ADR)	243,900	11,553,543
The Goldman Sachs Group, Inc.	583,700	95,318,210
JP Morgan Chase & Co.	2,316,600	89,536,590

		216,964,599

Financial Data & Systems – 1.2%
Visa, Inc. – Class A	315,200	20,632,992

Securities Brokerage & Services – 1.6%
CME Group, Inc. – Class A	99,970	27,874,635

		276,363,839

Health Care – 15.2%
Biotechnology – 3.3%
Baxter International, Inc.	368,900	20,794,893
Celgene Corp.(a)	627,050	35,716,768

		56,511,661

Health Care Services – 1.9%
Medco Health Solutions, Inc.(a)	594,735	31,437,692

10	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Medical Services – 2.3%
Alcon, Inc.	312,950	$39,932,420

Pharmaceuticals – 7.7%
Gilead Sciences, Inc.(a)	1,577,125	77,168,726
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	1,020,200	54,417,468

		131,586,194

		259,467,967

Consumer Discretionary – 12.1%
Automobiles – 0.5%
Toyota Motor Corp. (Sponsored ADR)	101,100	8,510,598

Cable Television Services – 0.3%
Time Warner Cable, Inc. – Class A	155,000	5,124,300

Diversified Retail – 9.3%
Amazon.Com, Inc.(a)	78,800	6,757,888
Costco Wholesale Corp.	721,700	35,724,150
Kohl’s Corp.(a)	986,050	47,872,728
Lowe’s Cos, Inc.	1,206,800	27,104,728
Target Corp.	590,600	25,761,972
Wal-Mart Stores, Inc.	307,000	15,313,160

		158,534,626

Entertainment – 0.6%
The Walt Disney Co.	422,800	10,620,736

Restaurants – 1.1%
McDonald’s Corp.	340,600	18,753,436

Textiles, Apparel & Shoes – 0.3%
Nike, Inc. – Class B	90,100	5,103,264

		206,646,960

Energy – 10.5%
Alternative Energy – 0.6%
Petroleo Brasileiro SA (ADR)	258,300	10,652,292

Energy Equipment – 1.1%
Vestas Wind Systems A/S (ADR)(a)	828,600	19,513,530

Oil Well Equipment & Services – 5.7%
Cameron International Corp.(a)	628,350	19,623,371
National Oilwell Varco, Inc.(a)	282,600	10,156,644
Schlumberger Ltd.	1,267,190	67,794,665

		97,574,680

Oil: Crude Producers – 2.8%
Apache Corp.	183,700	15,421,615
EOG Resources, Inc.	45,975	3,403,529
Occidental Petroleum Corp.	394,900	28,172,166

		46,997,310

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Oil: Integrated – 0.3%
Petroleo Brasileiro SA (Sponsored ADR)	161,900	$5,456,030

		180,193,842

Producer Durables – 6.5%
Air Transport – 0.9%
FedEx Corp.	222,300	15,080,832

Diversified Manufacturing Operations – 3.1%
Danaher Corp.	440,800	26,994,592
Illinois Tool Works, Inc.	642,000	26,033,100

		53,027,692

Engineering & Contracting Services – 0.2%
Quanta Services, Inc.(a)	168,500	3,927,735

Railroads – 1.0%
Union Pacific Corp.	304,900	17,537,848

Scientific Instruments: Electrical – 1.3%
Emerson Electric Co.	589,190	21,434,732

		111,008,839

Materials & Processing – 4.9%
Chemicals: Diversified – 1.1%
Air Products & Chemicals, Inc.	236,850	17,669,010

Copper – 1.6%
Freeport-McMoRan Copper & Gold, Inc.	455,100	27,442,530

Fertilizers – 0.3%
Monsanto Co.	56,530	4,748,520

Metals & Minerals: Diversified – 0.7%
Rio Tinto PLC (Sponsored ADR)	74,200	12,434,436

Steel – 1.2%
ArcelorMittal (New York)	582,100	20,978,884

		83,273,380

Consumer Staples – 3.8%
Beverage: Soft Drinks – 2.6%
PepsiCo, Inc.	787,150	44,670,763

Foods – 0.4%
General Mills, Inc.	119,100	7,016,181

Personal Care – 0.8%
Colgate-Palmolive Co.	71,250	5,161,350
Procter & Gamble Co.	151,700	8,420,867

		13,582,217

		65,269,161

Total Common Stocks (cost $1,430,883,196)		1,693,176,309

12	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $17,072,812)	17,072,812	$17,072,812

Total Investments – 100.1% (cost $1,447,956,008)		1,710,249,121
Other assets less liabilities – (0.1)%		(2,520,327)

Net Assets – 100.0%		$1,707,728,794

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

LP – Limited Partnership

See notes to financial statements.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

July 31, 2009

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,430,883,196)	$1,693,176,309
Affiliated issuers (cost $17,072,812)	17,072,812
Receivable for investment securities sold	17,514,062
Receivable for capital stock sold	6,096,310
Dividends receivable	1,143,108

Total assets	1,735,002,601

Liabilities
Payable for investment securities purchased	17,198,458
Payable for capital stock redeemed	7,703,541
Advisory fee payable	1,028,107
Distribution fee payable	527,899
Transfer Agent fee payable	319,314
Administrative fee payable	32,656
Accrued expenses and other liabilities	463,832

Total liabilities	27,273,807

Net Assets	$1,707,728,794

Composition of Net Assets
Capital stock, at par	$92,044
Additional paid-in capital	4,799,363,665
Accumulated net realized loss on investment transactions	(3,354,020,028)
Net unrealized appreciation on investments	262,293,113

$1,707,728,794

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$986,194,337	52,102,618	$18.93	*

B	$147,046,288	8,885,252	$16.55

C	$200,133,123	12,031,771	$16.63

Advisor	$297,489,819	15,046,302	$19.77

R	$1,804,072	95,765	$18.84

K	$38,479,646	2,007,215	$19.17

I	$36,581,509	1,875,529	$19.50

*	The maximum offering price per share for Class A shares was $19.77 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended July 31, 2009

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $314,205)	$19,193,089
Affiliated issuers	208,831	$19,401,920

Expenses
Advisory fee (see Note B)	11,308,972
Distribution fee—Class A	2,550,377
Distribution fee—Class B	1,792,643
Distribution fee—Class C	1,878,727
Distribution fee—Class R	5,289
Distribution fee—Class K	71,675
Transfer agency—Class A	3,454,906
Transfer agency—Class B	1,000,876
Transfer agency—Class C	877,530
Transfer agency—Advisor Class	918,697
Transfer agency—Class R	2,638
Transfer agency—Class K	53,942
Transfer agency—Class I	27,614
Printing	575,558
Custodian	267,488
Administrative	98,419
Registration fees	89,519
Directors’ fees	49,673
Audit	43,374
Legal	39,292
Miscellaneous	37,961

Total expenses	25,145,170
Less: expense offset arrangement (see Note B)	(13,648)

Net expenses		25,131,522

Net investment loss		(5,729,602)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(139,727,163)
Net change in unrealized appreciation/depreciation of investments		30,385,604

Net loss on investment transactions		(109,341,559)

Net Decrease in Net Assets from Operations		$(115,071,161)

See notes to financial statements.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2009		Year Ended July 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(5,729,602)		$(18,023,504)
Net realized gain (loss) on investment and foreign currency transactions	(139,727,163)		110,715,940
Net change in unrealized appreciation/depreciation of investments	30,385,604		(239,281,916)
Contributions from Adviser (see Note B)	– 0	–	48,883

Net decrease in net assets from operations	(115,071,161)		(146,540,597)
Capital Stock Transactions
Net decrease	(69,922,688)		(347,861,699)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	332,398		1,053,762

Total decrease	(184,661,451)		(493,348,534)
Net Assets
Beginning of period	1,892,390,245		2,385,738,779

End of period (including undistributed net investment income of $0 and $161,550, respectively)	$1,707,728,794		$1,892,390,245

See notes to financial statements.

16	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

July 31, 2009

NOTE A

Significant Accounting Policies

AllianceBernstein Large Cap Growth Fund, Inc. (the “Fund”), organized as a Maryland corporation on July 9, 1992, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	17

Notes to Financial Statements

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective August 1, 2008. In accordance with FAS 157, fair value is

18	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Notes to Financial Statements

defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2009:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$1,693,176,309	$—	$—	$1,693,176,309
Short-Term Investments	17,072,812	—	—	17,072,812

Total Investments in Securities	1,710,249,121	—	—	1,710,249,121
Other Financial Instruments*	—	—	—	—

Total	$1,710,249,121	$—	$—	$1,710,249,121

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	19

Notes to Financial Statements

foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within

20	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Notes to Financial Statements

the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Recent Accounting Pronouncements

During the period ended July 31, 2009, the Fund adopted FASB Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Fund did not engage in derivative transactions for the year ended July 31, 2009.

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165, “Subsequent Events”, adopted by the Fund as of July 31, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements issued on September 25, 2009. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended July 31, 2008, and in response to the Independent Directors’ request, the Adviser made a payment of $48,883 to the Fund in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Fund.

Pursuant to the investment advisory agreement, the Fund paid $98,419 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 2009.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $3,927,628 for the year ended July 31, 2009.

For the year ended July 31, 2009, the expenses of Class A, Class B, Class C and Advisor Class shares were reduced by $13,648 under an expense offset arrangement with ABIS.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	21

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $12,576 from the sale of Class A shares and received $39,780, $114,896 and $9,744 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2009.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.— Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended July 31, 2009 is as follows:

Market Value July 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2009 (000)	Dividend Income (000)
$ 19,845	$655,031	$657,803	$17,073	$209

Brokerage commissions paid on investment transactions for the year ended July 31, 2009 amounted to $2,022,610, of which $1,560 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A and Class R shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Directors currently limit payments under the Class A plan to .30% of the Fund’s average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $180,070,150, $17,015,005, $37,717 and $93,528 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not

22	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Notes to Financial Statements

be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,780,564,238		$1,642,590,554
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,537,539,974

Gross unrealized appreciation	$195,942,610
Gross unrealized depreciation	(23,233,463)

Net unrealized appreciation	$172,709,147

1. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Securities LLC (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	23

Notes to Financial Statements

the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote upon receipt of the security. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower’s failure to return a loaned security when due. During the year ended July 31, 2009, the Fund did not engage in securities lending.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

Shares	Amount
Year Ended July 31, 2009	Year Ended July 31, 2008	Year Ended July 31, 2009	Year Ended July 31, 2008

Class A
Shares sold	7,806,075	3,466,063	$124,333,006	$76,739,072

Shares converted from Class B	5,028,719	10,811,038	83,378,664	236,969,615

Shares issued in connection with the acquisition of Alliance All-Market Advantage Fund, Inc.	– 0	–	2,111,014	– 0	–	44,351,066

Shares redeemed	(12,626,403)	(15,663,442)	(205,220,348)	(339,411,320)

Net increase	208,391	724,673	$2,491,322	$18,648,433

Class B
Shares sold	660,672	757,708	$9,297,581	$14,598,357

Shares converted to Class A	(5,724,721)	(12,212,807)	(83,378,664)	(236,969,615)

Shares redeemed	(2,791,425)	(5,527,537)	(40,036,510)	(107,494,208)

Net decrease	(7,855,474)	(16,982,636)	$(114,117,593)	$(329,865,466)

Class C
Shares sold	610,037	539,242	$8,575,003	$10,555,457

Shares redeemed	(2,715,622)	(3,398,929)	(38,211,657)	(65,893,138)

Net decrease	(2,105,585)	(2,859,687)	$(29,636,654)	$(55,337,681)

24	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended July 31, 2009	Year Ended July 31, 2008	Year Ended July 31, 2009	Year Ended July 31, 2008

Advisor Class
Shares sold	11,700,149	4,363,206	$187,361,860	$97,981,993

Shares redeemed	(7,846,392)	(2,091,230)	(127,631,869)	(46,907,607)

Net increase	3,853,757	2,271,976	$59,729,991	$51,074,386

Class R
Shares sold	57,331	31,193	$966,594	$688,939

Shares redeemed	(28,379)	(34,056)	(473,092)	(739,448)

Net increase (decrease)	28,952	(2,863)	$493,502	$(50,509)

Class K
Shares sold	1,119,711	788,223	$19,037,653	$17,409,493

Shares redeemed	(502,609)	(293,678)	(7,912,867)	(6,355,134)

Net increase	617,102	494,545	$11,124,786	$11,054,359

Class I
Shares sold	517,117	613,185	$8,311,358	$13,150,245

Shares redeemed	(554,116)	(2,530,262)	(8,319,400)	(56,535,466)

Net decrease	(36,999)	(1,917,077)	$(8,042)	$(43,385,221)

For the years ended July 31, 2009 and July 31, 2008, the Fund received $332,398 and $1,053,762, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	25

Notes to Financial Statements

generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2009.

NOTE I

Acquisition of Alliance All-Market Advantage Fund, Inc. by AllianceBernstein Large Cap Growth Fund, Inc. (the “Fund”)

On February 1, 2008, the Fund acquired all of the net assets of Alliance All-Market Advantage Fund, Inc. (“All-Market”), pursuant to an Agreement and Plan of Acquisition and Liquidation approved by the Board of Directors of the Fund at the Regular Meetings of the Board of Directors of the Fund held on August 2, 2007. On February 1, 2008, the acquisition was accomplished by a tax-free exchange of 2,111,014 shares of the Fund for 3,705,297 shares of All-Market. The aggregate net assets of the Fund and All-Market immediately before the acquisition were $2,109,402,943 and $44,351,066 (including $7,058,279 of net unrealized appreciation of investments), respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $2,153,754,009.

26	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Notes to Financial Statements

NOTE J

Components of Accumulated Earnings (Deficit)

As of July 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(3,264,436,061)	–(a)
Unrealized appreciation/(depreciation)	172,709,147	–(b)

Total accumulated earnings/(deficit)	$(3,091,726,914)

(a)

On July 31, 2009, the Fund had a net capital loss carryforward of $3,214,914,277 (in which approximately $7,167,895 were attributable to the purchase of net assets of Alliance All-Market Advantage Fund) of which $2,108,399,613 expires in the year 2010, $1,092,156,803 expires in the year 2011, and $14,357,861 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. As a result of the reorganization with Alliance All-Market Advantage Fund into the Fund, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code. The Fund also had $4,574,335,646 of capital loss carryforward for income tax purposes expire during the year. Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended July 31, 2009, the Fund deferred to August 1, 2009, post-October capital losses of $49,521,784.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of loss on wash sales and partnership interests.

During the current fiscal year, permanent differences due to a net operating loss disallowance, the tax treatment of partnerships, and an expiration of capital loss carryforward, resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in paid in capital. This reclassification had no effect on net assets.

NOTE K

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	27

Notes to Financial Statements

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

28	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended July 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 20.08	$ 21.60	$ 18.56	$ 19.15	$ 16.28

Income From Investment Operations
Net investment loss(a)	(.04)	(.13)	(.12)	(.19)	(.14	)(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.11)	(1.39)	3.16	(.40)	3.01
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.15)	(1.52)	3.04	(.59)	2.87

Net asset value, end of period	$ 18.93	$ 20.08	$ 21.60	$ 18.56	$ 19.15

Total Return
Total investment return based on net asset value(d)	(5.73	)%*	(7.04	)%*	16.38%	(3.08)%	17.63%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$986,194	$1,041,846	$1,105,419	$1,107,602	$1,348,678
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.53%	1.48	%(e)	1.45	%(e)	1.54	%(f)	1.50%
Expenses, before waivers/reimbursements	1.53%	1.48	%(e)	1.45	%(e)	1.54	%(f)	1.53%
Net investment loss	(.25)%	(.59)%	(.57)%	(.92	)%(f)	(.82	)%(b)
Portfolio turnover rate	108%	90%	87%	68%	56%

See footnote summary on page 36.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended July 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 17.70	$ 19.20	$ 16.62	$ 17.28	$ 14.80

Income From Investment Operations
Net investment loss(a)	(.16)	(.28)	(.25)	(.30)	(.25	)(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.99)	(1.22)	2.83	(.36)	2.73
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.15)	(1.50)	2.58	(.66)	2.48

Net asset value, end of period	$ 16.55	$ 17.70	$ 19.20	$ 16.62	$ 17.28

Total Return
Total investment return based on net asset value(d)	(6.50	)%*	(7.81	)%*	15.52%	(3.82)%	16.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$147,046	$296,367	$647,523	$1,117,481	$1,559,369
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.39%	2.29	%(e)	2.25	%(e)	2.30	%(f)	2.25%
Expenses, before waivers/reimbursements	2.39%	2.29	%(e)	2.25	%(e)	2.30	%(f)	2.28%
Net investment loss	(1.11)%	(1.43)%	(1.38)%	(1.68	)%(f)	(1.57	)%(b)
Portfolio turnover rate	108%	90%	87%	68%	56%

See footnote summary on page 36.

30	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended July 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 17.78	$ 19.27	$ 16.68	$ 17.33	$ 14.83

Income From Investment Operations
Net investment loss(a)	(.15)	(.26)	(.24)	(.30)	(.24	)(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.00)	(1.23)	2.83	(.35)	2.74
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.15)	(1.49)	2.59	(.65)	2.50

Net asset value, end of period	$ 16.63	$ 17.78	$ 19.27	$ 16.68	$ 17.33

Total Return
Total investment return based on net asset value(d)	(6.47	)%*	(7.73	)%*	15.53%	(3.75)%	16.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$200,133	$251,327	$327,551	$396,990	$536,804
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.30%	2.22	%(e)	2.19	%(e)	2.26	%(f)	2.22%
Expenses, before waivers/reimbursements	2.30%	2.22	%(e)	2.19	%(e)	2.26	%(f)	2.25%
Net investment loss	(1.01)%	(1.34)%	(1.32)%	(1.65	)%(f)	(1.53	)%(b)
Portfolio turnover rate	108%	90%	87%	68%	56%

See footnote summary on page 36.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended July 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 20.91	$ 22.43	$ 19.21	$ 19.76	$ 16.74

Income From Investment Operations
Net investment income (loss)(a)	.01	(.06)	(.06)	(.11)	(.09	)(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.15)	(1.46)	3.28	(.44)	3.11
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.14)	(1.52)	3.22	(.55)	3.02

Net asset value, end of period	$ 19.77	$ 20.91	$ 22.43	$ 19.21	$ 19.76

Total Return
Total investment return based on net asset value(d)	(5.45	)%*	(6.78	)%*	16.76%	(2.78)%	18.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$297,490	$234,005	$200,076	$151,816	$1,040,894
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.23%	1.18	%(e)	1.14	%(e)	1.22	%(f)	1.20%
Expenses, before waivers/reimbursements	1.23%	1.18	%(e)	1.14	%(e)	1.22	%(f)	1.23%
Net investment income (loss)	.06%	(.28)%	(.26)%	(.66	)%(f)	(.53	)%(b)
Portfolio turnover rate	108%	90%	87%	68%	56%

See footnote summary on page 36.

32	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended July 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 19.99	$ 21.50	$ 18.49	$ 19.10	$ 16.25

Income From Investment Operations
Net investment loss(a)	(.05)	(.12)	(.15)	(.15)	(.17	)(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.10)	(1.39)	3.16	(.46)	3.02
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.15)	(1.51)	3.01	(.61)	2.85

Net asset value, end of period	$ 18.84	$ 19.99	$ 21.50	$ 18.49	$ 19.10

Total Return
Total investment return based on net asset value(d)	(5.75	)%*	(7.02	)%*	16.28%	(3.19)%	17.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,804	$1,336	$1,498	$1,492	$107
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.58%	1.43%	1.57	%(e)	1.55	%(f)	1.59%
Expenses, before waivers/reimbursements	1.58%	1.43%	1.57	%(e)	1.55	%(f)	1.62%
Net investment loss	(.30)%	(.55)%	(.70)%	(.75	)%(f)	(.90	)%(b)
Portfolio turnover rate	108%	90%	87%	68%	56%

See footnote summary on page 36.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended July 31,							March 1, 2005(g) to July 31, 2005
	2009		2008	2007		2006

Net asset value, beginning of period	$ 20.28		$ 21.77	$ 18.65		$ 19.19		$ 17.63

Income From Investment Operations
Net investment income (loss)(a)	.00	(c)	(.08)	(.05)		(.05)		(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.11)		(1.41)	3.17		(.49)		1.60
Contributions from Adviser	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.11)		(1.49)	3.12		(.54)		1.56

Net asset value, end of period	$ 19.17		$ 20.28	$ 21.77		$ 18.65		$ 19.19

Total Return
Total investment return based on net asset value(d)	(5.47	)%*	(6.84)%*	16.73%		(2.82)%		8.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,480		$28,191	$19,494		$1,586		$11
Ratio to average net assets of:
Expenses	1.27%		1.24%	1.08	%(e)	1.09	%(f)	1.03	%(h)
Net investment income (loss)	.02%		(.36)%	(.25)%		(.27	)%(f)	(.48	)%(h)
Portfolio turnover rate	108%		90%	87%		68%		56%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended July 31,							March 1, 2005(g) to July 31, 2005
	2009		2008	2007		2006

Net asset value, beginning of period	$ 20.56		$ 21.98	$ 18.70		$ 19.20		$ 17.63

Income From Investment Operations
Net investment income (loss)(a)	.06		.01	.01		(.03)		(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.12)		(1.43)	3.27		(.47)		1.59
Contributions from Adviser	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.06)		(1.42)	3.28		(.50)		1.57

Net asset value, end of period	$ 19.50		$ 20.56	$ 21.98		$ 18.70		$ 19.20

Total Return
Total investment return based on net asset value(d)	(5.16	)%*	(6.46)%*	17.54%		(2.61)%		8.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,582		$39,318	$84,178		$10,837		$11
Ratio to average net assets of:
Expenses	.92%		.85%	.85	%(e)	.92	%(f)	.83	%(h)
Net investment income (loss)	.37%		.04%	.06%		(.18	)%(f)	(.27	)%(h)
Portfolio turnover rate	108%		90%	87%		68%		56%

See footnote summary on page 36.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	35

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

	Year Ended July 31,
	2008	2007
Class A	1.47%	1.43%
Class B	2.28%	2.22%
Class C	2.21%	2.16%
Advisor Class	1.17%	1.11%
Class R	—	1.55%
Class K	—	1.06%
Class I	—	.83%

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Commencement of distributions.

(h)	Annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2009 and July 31, 2008 by 16.15% and 0.53%, respectively.

See notes to financial statements.

36	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders AllianceBernstein Large Cap Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Large Cap Growth Fund, Inc. as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year or period ended prior to August 1, 2005 were audited by other independent registered public accountants whose report thereon, dated September 16, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Large Cap Growth Fund, Inc. as of July 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2009

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	37

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

James G. Reilly(2), Vice President

Michael J. Reilly(2), Vice President

P. Scott Wallace(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm KPMG LLP 345 Park Avenue New York, NY 10154 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Large Cap Growth Investment Team. Messrs. J. Reilly, M. Reilly and Wallace are the investment professionals with the most significant responsibility for the day-to day management of the Fund’s portfolio.

38	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS
William H. Foulk, Jr., # + Chairman of the Board 77 (1992)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	86	None

John H. Dobkin, # 67 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design.	84	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	84	Asia Pacific Fund, Inc.; The Merger Fund and Prospect Acquisitions Corp. (financial services)

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004. He was formerly a director of the Intel Corporation (semi-conductors) until May 2008.	84	Cirrus Logic Corporation (semi-conductors)

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	39

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. She was formerly U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York and member of the Council on Foreign Relations.	84	None

Garry L. Moody,# 57 (2007)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	83	None

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	84	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

40	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 70 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	84	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P. Attention: Philip Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	41

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”)** since 2006 and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Michael J. Reilly 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

James G. Reilly 48	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2004.

Patrick (Scott) Wallace 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.
Phyllis J. Clarke 48	Controller	Vice President of ABIS,** with which she has been associated since prior to 2004.

42	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Management of the Fund

*	The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	43

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Large Cap Growth Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on May 5-7, 2009.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

44	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	45

owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2009 and (in the case of comparisons with the Index) the since inception period (September 1992 inception). The directors noted that the Fund was in the 1st quintile of the Performance Group and the Performance Universe for the 1- and 5-year periods, 2nd quintile of the Performance Group and the Performance Universe for the 3-year period, and 5th quintile of the Performance Group and the Performance Universe for the 10-year period, and that the Fund underperformed the Index in the 10-year period and outperformed the Index in all other periods reviewed. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The directors noted that the institutional fee schedule for clients with an investment style substantially similar to that of the Fund had breakpoints at lower asset levels than those in the fee

46	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Fund pays a higher fee rate than certain registered investment companies with an investment style similar to that of the Fund that are sub-advised by the Adviser. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with an investment style substantially similar to that of the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund’s contractual effective advisory fee rate, at approximate current size, of 75 basis points was higher than the Expense Group median. The directors noted that the administrative expense reimbursement was 1 basis point in the Fund’s latest fiscal year. The directors also noted that the Fund’s total expense ratio was higher than the Expense Group and Expense Universe medians. The directors noted that the Fund’s assets had declined significantly, primarily as a result of market declines rather than redemptions, and that the expense ratio impact of such declines on the Fund was pronounced since the Fund had a relatively small average account size. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The directors concluded that the Fund’s expense ratio was acceptable.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	47

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

48	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Large Cap Growth Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	49

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets[4]	Net Assets 02/28/09 ($MIL)	Fund
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,300.3	Large Cap Growth, Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $118,558 (0.01% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios, calculated from the beginning of the Fund’s fiscal year through the Fund’s semi-annual period:5

Fund	Total Expense Ratio[6] (as of 01/31/09)		Fiscal Year
Large Cap Growth Fund, Inc.	Advisor	1.35%	July 31
	Class A	1.64%
	Class B	2.47%
	Class C	2.40%
	Class R	1.60%
	Class K	1.30%
	Class I	0.94%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting,

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The advisory fee is based on the percentage of the Fund’s net assets and paid on a monthly basis.

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

50	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on February 28, 2009 net assets:

Fund	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Large Cap Growth Fund, Inc.	$1,300.3	Large Cap Growth 80 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum account size: $25m	0.275%	0.750%

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	51

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.8 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Large Cap Growth Fund, Inc.	Large Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for American Growth Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only:

Fund	Fee
American Growth Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee
Large Cap Growth Fund, Inc.	AllianceBernstein U.S. Large Cap Growth Equity H-Hedged/N-Unhedged	0.95%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth

8	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

52	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on February 28, 2009 net assets and the Fund’s advisory fees:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Large Cap Growth Fund, Inc.	Client #1	0.60% on 1st $1 billion 0.55% on the balance	0.588%	0.750%

	Client #2	0.35% on 1st $50 million 0.30% on next $100 million 0.25% on the balance	0.258%	0.750%

	Client #3	0.40% on first $200 million 0.35% on next $300 million 0.25% on the balance	0.296%	0.750%

	Client #4	0.35%	0.350%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Fund.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	53

classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Large Cap Growth Fund, Inc.	0.750	0.658	14/18

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund. It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.13

Fund	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Large Cap Growth Fund, Inc.	1.470	1.178	17/18	1.233	109/128

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

11	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

14	Most recently completed fiscal year end Class A total expense ratio.

54	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $21,544, $11,313,395 and $248,195 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund,

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	55

are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $4,561,410 in fees from the Fund.15

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund

15	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $242,370 under the offset agreement between the Fund and ABIS.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17	The Deli study was originally published in 2002 based on 1997 data.

56	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended January 31, 2009.21

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-26.69	-37.04	-36.88	1/18	2/147
3 year	-10.90	-12.53	-12.30	4/18	36/129
5 year	-2.30	-3.89	-5.09	2/15	13/117
10 year	-5.98	-4.11	-4.01	11/12	59/73

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

20	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	57

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)22 versus its benchmark.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Large Cap Growth Fund, Inc.	-26.69	-10.90	-2.30	-5.98	5.56	19.62	-0.38	10
Russell 1000 Growth Index	-36.44	-11.11	-4.76	-5.29	4.72	18.75	-0.37	10
Inception Date: September 28, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2009

22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2009.

24	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

58	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	59

AllianceBernstein Family of Funds

NOTES

60	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

LCG-0151-0709

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP for the last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB Large Cap Growth	2008	$35,500	$—	$12,125
	2009	$30,722	$—	$12,725

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)

AB Large Cap Growth	2008	$418,225	$12,125
			$—
			$(12,125)
	2009	$298,924	$16,925
			$—
			$(16,925)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Large Cap Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: September 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: September 28, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: September 28, 2009